UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2025

Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 1, 2025, Joby Aviation, Inc., (the “Company”) and Joby Aero, Inc. (“Buyer”), a Delaware corporation and a wholly owned subsidiary of the Company, entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”), by and among the Company, Buyer, Blade Air Mobility, Inc., a Delaware corporation (“Seller”), Trinity Medical Intermediate II, Inc., a Delaware corporation (“NewCo”), and Blade Urban Air Mobility, Inc., a Delaware corporation (the “Blade Subsidiary” and together with Seller and NewCo, the “Seller Parties”), for Buyer’s purchase of the passenger segment of the business operated by Seller and the Blade Subsidiary (the “Business”). The Equity Purchase Agreement provides, among other things, that upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Seller will, and will cause NewCo to sell to Buyer, and Buyer will purchase from Seller, all of the outstanding equity interests of the Blade Subsidiary (the “Equity Purchase”).
Pursuant to the terms of, and subject to the conditions specified in, the Equity Purchase Agreement, which has been approved by the board of directors of the Company and the board of directors of Seller, Buyer will pay an aggregate amount up to $125 million as consideration for the Equity Purchase (the “Purchase Price”). The Purchase Price includes (i) approximately $80 million in consideration payable to Seller upon the consummation of the Equity Purchase (the “Closing”), subject to certain adjustments as set forth in the Equity Purchase Agreement (the “Closing Consideration”), (ii) up to $10 million in consideration that will be withheld by Buyer for 18 months as partial security for, and subject to reduction in respect of, Seller’s indemnification obligations under the Equity Purchase Agreement (the “Holdback Consideration”), (iii) up to $17.5 million in consideration that will become payable to Seller, if at all, subject to the Business’s achievement of certain EBITDA milestones during the 12-month period following the Closing (the “EBITDA Earn-Out Consideration”) and (iv) up to $17.5 million in consideration that will become payable to Seller, if at all, subject to Buyer’s retention of certain key personnel of the Business during the 18-month period following the Closing (the “Retention Earn-Out Consideration” and, together with the Closing Consideration, the Holdback Consideration and the EBITDA Earn-Out Consideration, the “Consideration”).
All or any portion of the Consideration payable by Buyer pursuant to the Equity Purchase Agreement may be paid, at Buyer’s election, in cash or in shares of the Company’s common stock, par value $0.0001 per share (“Common Stock” and any such share consideration, the “Share Consideration”), with any such Common Stock issued at a per share price equal to the average of the daily volume-weighted average sales price per share on the New York Stock Exchange, as such daily volume-weighted average sales price per share is reported by Bloomberg L.P., calculated to four decimal places and determined without regard to after-hours trading or any other trading outside the regular trading session trading hours, for each of the ten (10) consecutive trading days ending on and including the first trading day preceding the date on which Buyer becomes obligated to pay the applicable portion of the Consideration for which it elects to issue Share Consideration. The Company intends to issue any Common Stock constituting Share Consideration in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The Company will file a supplement to the prospectus included in the Company’s existing Registration Statement filed on Form S-3 on October 24, 2024 (Registration No. 333-282809), covering the resale of the shares of Common Stock to be issued pursuant to the Equity Purchase Agreement.
The obligation of the parties to consummate the transactions contemplated by the Equity Purchase Agreement are subject to the satisfaction or waiver of a number of customary conditions to Closing, including, among others, (a) the Seller Parties’ entry into an Asset Transfer Agreement and a Contribution and Conversion Agreement and consummation of the transactions contemplated thereby, which are intended to separate the Seller Parties’ passenger segment from its medical transport segment, (b) the receipt of certain specified required regulatory approvals, (c) the absence of any law or order that is in effect which restrains, enjoins or otherwise prohibits or makes illegal the consummation of the transactions contemplated by the Equity Purchase Agreement (a “Closing Legal Impediment”), (d) the representations and warranties of Seller and Buyer being true and correct, subject to the materiality standards contained in the Equity Purchase Agreement, and the Seller Parties and Buyer having complied in all material respects with their respective obligations under the Equity Purchase Agreement, (e) the absence of any material adverse effect with respect to Buyer or the Seller Parties, (f) receipt by Buyer and Seller of certain agreements and certificates, (g) the absence of any proceeding seeking to prevent the consummation of the transactions or seeking an award of damages against the Buyer or the Business if the Closing is consummated (other than damages that would not be expected to have a material adverse effect), and (h) the retention of certain employees of the Business.
Pursuant to the Equity Purchase Agreement, no Seller Party may solicit alternative transaction proposals. The Equity Purchase Agreement can be terminated at any time by written consent of Seller and Buyer. Additionally, the Equity Purchase Agreement can be terminated (a) by either Seller or Buyer if the Closing shall not have occurred prior to December 1, 2025, (b) by either Seller or Buyer if any Closing Legal Impediment is in effect and has become final and non-appealable, (c) by either Seller or Buyer, as applicable, if the other party materially breaches any of its representations, warranties or covenants in the Equity Purchase Agreement (and does not cure such material breach within 30 days after written notice thereof) such that the conditions to closing the Equity Purchase relating thereto would not be satisfied at the Closing and (d) by Buyer if the Asset Transfer Agreement or the Contribution and Conversion Agreement is terminated.
The Equity Purchase Agreement contains customary indemnification provisions by Seller with respect to losses and liabilities, among others, arising from, as a result of or connected with: (a) the accuracy of the representations and warranties made by Seller; (b) the performance of Seller’s covenants; (c) Seller’s medical transport business, the assets and liabilities related thereto and the pre-closing reorganization; and (d) pre-closing tax liabilities. Buyer has also agreed to indemnify Seller for any losses and liabilities relating to the operation of the Business by Buyer following the Closing.
The Equity Purchase Agreement contains customary representations and warranties given by Seller and Buyer. The Seller Parties have agreed to various covenants, including, among others, an agreement to conduct the Business in the ordinary course during the period prior to the Closing and not to engage in certain kinds of transactions during such period, subject to certain exceptions. The Equity Purchase Agreement generally requires each party to use reasonable best efforts to obtain the required regulatory approvals and to cause the conditions to Closing to be satisfied, subject to certain limitations.
Pursuant to the Equity Purchase Agreement, at the Closing, the parties will enter into certain ancillary agreements including (a) a Restrictive Covenant Agreement, pursuant to which Seller will be subject to certain noncompetition and nonsolicitation obligations in respect of the Business and (b) a Commercial Agreement, pursuant to which (i) Buyer will become Seller’s preferred partner for Seller’s organ transport business, (ii) upon Buyer’s introduction of an operational electric vertical takeoff and landing (“eVTOL”) aircraft business, Buyer and Seller will negotiate for the purpose of establishing a similar partnership in respect of the transport of human organs utilizing Buyer’s eVTOL aircraft and (iii) Seller will provide Buyer a right of first offer with respect to Seller’s procurement of any eVTOL aircraft.
The foregoing description of the Equity Purchase and the Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Equity Purchase Agreement contains representations and warranties of Buyer, on the one hand, and of Seller, on the other hand, made solely for the benefit of the other party. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Equity Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Equity Purchase Agreement. Accordingly, investors and securityholders should not rely on the representations and warranties in the Equity Purchase Agreement as characterizations of the actual state of facts or condition of the Company, Buyer, the Seller Parties or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Equity Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the potential timing and expected benefits of our acquisition of Blade’s passenger business; our plans related to certification and operation of our business; our business plan, objectives, goals and market opportunity; plans for, and potential benefits of, our strategic partnerships; and our current expectations relating to our business and results of operations. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: risks associated with the potential failure to satisfy any closing conditions to the proposed acquisition of Blade’s passenger business; our ability to integrate the Blade passenger business and the Blade team into our operations, and our ability to retain key personnel; our ability to realize anticipated benefits of any combined operations; risks of unanticipated costs of acquiring or integrating the Blade passenger business; the potential impact of the announcement or consummation of the proposed acquisition on relationships with third parties, including employees, customers, partners and competitors; our ability to launch our air taxi service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project; the ability of us and our partners to develop necessary infrastructure in time for planned operations, or at all; the competitive environment in which we operate; our ability to effectively respond to evolving regulations and standards relating to our aircraft; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, our Quarterly Report on Form 10-Q filed with the SEC on May 8, 2025, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this communication. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
Item 8.01 Other Events.
On August 4, 2025, the Company issued a press release announcing the entry into the Equity Purchase Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
2.1	Equity Purchase Agreement, dated August 1, 2025, by and among Joby Aviation, Inc., Joby Aero, Inc., Blade Air Mobility, Inc., Trinity Medical Intermediate II, Inc., and Blade Urban Air Mobility, Inc.*
99.1	Press release issued on August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* The schedules to the Equity Purchase Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the SEC upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	August 4, 2025	By:	/s/ Rodrigo Brumana
		Name:	Rodrigo Brumana
		Title:	Chief Financial Officer